February 18, 2011

Deborah O'Neal-Johnson, Esquire
Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:    T. Rowe Price International Funds, Inc. (“Registrant”)
         consisting of the following series:
               T. Rowe Price International Bond Fund
               T. Rowe Price International Bond Fund–Advisor Class
         File Nos.: 002-65539/811-2958

Dear Ms. O'Neal-Johnson:

In accordance with the provisions of Rule 497 of the Securities Act of 1933, we are hereby filing the above-captioned funds’ stickers dated Febraury 18, 2011. The sticker updates the current prospectuses of the above-referenced funds.

The purpose of the stickers is to update the Principal Investment Srategies.

Please contact me at 410-345-4981, or in my absence, Brian R. Poole at 410-345-6646, if we may be of further assistance.

Sincerely,

/s/Tawanda L. Cottman
Tawanda L. Cottman